UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 17, 2014

VIVUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33389	94-3136179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

351 EAST EVELYN AVENUE

MOUNTAIN VIEW, CA 94041

(Address of principal executive offices, including zip code)

(650) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is being filed as an amendment, or Amendment No. 1, to the Current Report on Form 8-K filed by VIVUS, Inc., or the Company, with the Securities and Exchange Commission on June 17, 2014, or the Original Filing. The slide presentation attached as Exhibit 99.1 to the Original Filing, or the Presentation, contained an error on slide 22 related to the status of review of the OB-401 protocol by the U.S. Food and Drug Administration. The sole purpose of this Amendment No. 1 is to correct slide 22 in the Original Filing. No other changes have been made to the Original Filing.

Item 7.01.  Regulation FD Disclosure

In connection with the attendance of the Company at the 2014 Wells Fargo Healthcare Conference, the Company distributed and presented the slide attached hereto as Exhibit 99.1 as part of the Presentation that was filed as Exhibit 99.1 to the Company’s Original Filing. The slide attached as Exhibit 99.1 hereto is incorporated herein by reference.

The information in this Form 8-K/A and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description

99.1	Slide 22 from the presentation entitled “Innovative Therapies, Novel Products”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

/s/ John L. Slebir
John L. Slebir
Senior Vice President, Business Development and General Counsel

Date:  June 17, 2014

EXHIBIT INDEX

Number	Description

99.1	Slide 22 from the presentation entitled “Innovative Therapies, Novel Products”